UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)   (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE YEAR SEPTEMBER 1, 2020 – AUGUST 31, 2021

ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

August 31, 2021
(Unaudited)

For the fiscal year ended August 31, 2021, the return on the Institutional Class Shares was 64.41%. This compares to 40.29% for the 60% Russell 2000 Value Index/40% Barclays Capital U.S. Government Credit Index, 59.49% for the Russell 2000 Value Index, -0.11% for the Barclays Capital U.S. Government Credit Index, and 31.17% for the S&P 500 Total Return Index over the same period. These returns were attained with an allocation of about 34% in cash, 62% in equities, and 4% in fixed income during the fiscal year. The Roumell Opportunistic Value Fund outperformed its indices. Significant positive contributors to performance were Tetra Tech and Allot, and significant negative contributors to performance were Eros STX Global and GSI Technology. Our investment style of selecting securities of individual companies that are deeply researched and out of favor, overlooked, or misunderstood by investors and, thus, able to be bought at a significant discount to our calculation of intrinsic value means that our investment returns are unlikely to mirror market averages.

Please see the table below for the Fund’s historical performance information through the calendar quarter ended September 30, 2021.

Average Annual Returns (Unaudited) Period Ended September 30, 2021	Past 1 Year	Five Year	Ten Year	Gross Expense Ratio[1]	Net Expense Ratio[2]
Roumell Opportunistic Value Fund –Institutional Class Shares	66.42%	16.13%	8.41%	1.32%	1.27%
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	40.07%	8.67%	9.53%	N/A	N/A
Russell 2000 Value Index	63.92%	11.03%	13.22%	N/A	N/A
Barclays Capital U.S. Government Credit Index	-1.13%	3.24%	3.24%	N/A	N/A
S&P 500 Total Return Index	30.01%	16.90%	16.63%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2021 and includes Acquired Fund Fees and Expenses.

2Net expense ratio is as of the Fund’s most recent Prospectus dated January 1, 2021 and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 1, 2022. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.

Investment Focus and Alignment

Last year, we made several adjustments to better align ourselves with our shareholders. More recently, we expanded our research efforts in sourcing value investment candidates due to a deeper appreciation of the economic value of highly scalable business models. One such candidate became a top holding as of August 31, 2021 and is discussed below, CollPlant Biotechnologies Ltd., CLGN.

We decided to meaningfully increase the weightings to our highest conviction ideas. We went from typical weightings of 3% - 4% to 6% - 9%, i.e., 2x - 3x versus historical weightings. We selectively concentrated positions because of our conviction in each security’s underlying value versus the price we were paying.

We put a laser focus on micro-cap securities. This is important because it leverages what we do best – sourcing and researching small out of favor, overlooked and misunderstood securities wherein we can exercise a shoe-leather-like research process uncovering underlying industry dynamics in, what we believe to be, a superior manner to other investment competitors in the space. We seek to mitigate risk by emphasizing well-financed securities, operated by people we trust, in industries where we have good contacts. Micro-caps are volatile, which is music to our ears, as it allows us to exploit investment fear. The largest company we’ve looked at in the past year – with any serious intent to invest – had a market cap of about $1.5 billion, which is still considered small cap in today’s environment. Note that as of June 30, 2021 our median market cap was $215 million. The largest contributor to recent performance was a tiny company we invested in last year when its market-cap was $60 million.

We have restricted ourselves from making personal individual public equity investments outside of the Fund. RAMSX is our primary public equity exposure, strengthening and maximizing alignment and personal incentives.

We’ve learned, and grown, by studying successful emerging business models. Many of these new models are taking advantage of disruptive technology resulting in what we believe are highly scalable businesses with super-attractive economics. The genesis of this shift came three years ago when I listened to a compelling presentation regarding why value investors, and deep-value ones in particular, missed the great investments of the past ten years: Google, Facebook, Amazon, and plenty of software businesses with highly recurring revenue and low amounts of customization costs. The truth is clear: staunch value investors (or most of us) missed the math of these highly scalable monsters. Our camp’s near exclusive focus on discount to current ascertainable net asset values, or Benjamin Graham-type “net nets,” prohibited us from seeing the math underlying highly scalable businesses where the cost of growth was low. Many of us wouldn’t even consider investment candidates that didn’t fit our bias of traditional deep-value investment attributes, likely because our identity was too wrapped up in viewing the world in a certain way.

In “Think Again,” Adam Grant discusses the necessity of changing your mind, in fact the joy found in discovering you’re wrong, which can happen only if your identity is not attached to your beliefs. Grant says, “Most of us are accustomed to defining ourselves in terms of beliefs, ideas and ideologies. This can become a problem when it prevents us from changing our minds as the world changes and knowledge evolves…who you are should be a question of what you value, not what you believe.” George Bernard Shaw once said, “Progress is impossible without change; and those who cannot change their minds cannot change anything.” The timing of having “expanded” our thinking is perhaps not coincidental and could very well be connected to the strength of our investment network. What we always found particularly problematic about growth investing, in general, was the difficulty of estimating the future. However, given excellent industry relationships that have been built-up over many years, we believe we can add value by appropriately analyzing and pricing the risk in these businesses. To be clear, value is still our animating ethos, and our north star question remains, “Would we take it private in a heartbeat?” We simply have a deeper appreciation for additional ways to understand the underlying dynamics of value creation.

Top Holdings

Our three largest investments as of August 31, 2021 were GSI Technology Inc., Enzo Biochem Inc. and CollPlant Biotechnologies Ltd. (7.7%, 7.5% and 6.9% of the portfolio, respectively). We’ve previously discussed GSI Technology and Enzo Biochem in detail. Thus, we will highlight CollPlant Biotechnologies and why it is, in fact, a value investment that is premised on valuing significant growth – scale – opportunities.

CollPlant Biotechnologies Ltd., CLGN, based in Israel, has a highly-scalable business model. It is a quintessential platform technology, i.e., its underlying intellectual property can be sold over and over again for annual royalty payments. The company’s plant-based collagen, derived and grown in tobacco plants, will ultimately be licensed to many end markets, in our opinion. Collagen, according to Medical News Today, is the most abundant protein in the human body, found in the bones, muscles, skin, and tendons. It is the substance that holds the body together. Collagen forms a scaffold to provide strength and structure. Exogenous collagen is used for medical and cosmetic purposes, including the repair of body tissues. This idea came through our network from a highly experienced 3D printing buyside investor with a 20-year history researching and investing in 3D printing opportunities (historically, for industrial end-markets, but now also includes emerging biomedical markets). We were fortunate to have an Israeli contact who was able to introduce us to CLGN’s co-founder and Chief Science Officer, Professor Oded Shoseyov. We had a video conference call with Professor Shoseyov for just under two hours earlier this year joined by Roumell consultant, and former FDA Director of the Office of Testing & Research, Vince Vilker. While CLGN is a late-stage development company, it has an approved wound healing product on the market in Europe. Vince and I watched a stunning video of a diabetic open wound that was unresponsive to previous wound healing agents. CLGN’s collagen healed the wound with one application. Effectively, rhCollagen (its plant-based recombinant human collagen) activates cell growth.

Professor Shoseyov is a true expression of Israel’s “start-up” nation vitality. His background is worth highlighting: Having earned his Ph.D. degree from The Hebrew University of Jerusalem, Israel, Oded is currently a faculty member of the Robert H. Smith Institute for Plant Sciences and Genetics, The Otto Warburg Minerva Centre for Agricultural Biotechnology and The Harvey M. Krueger Family Center for Nanoscience and Nanotechnology. Oded has published over 150 scientific publications and has registered over a dozen patents. In 2002 Oded won the Outstanding Scientist Polak Award, in 1999 and 2009 he was awarded the Kaye Award for Innovative and Applied Research from the Hebrew University of Jerusalem, and in 2012 he won the Israeli Prime Minister Prize for Entrepreneurship and Innovation.

In February 2021, CLGN announced a global commercialization agreement with Allergan Aesthetics, an AbbVie company (ABBV has a $200 billion market cap), for rhCollagen in dermal and soft tissue filler products. Allergan, the world’s leading company in dermal filler products, was granted worldwide exclusivity to use CLGN’s plant-derived recombinant human collagen. Additionally, Allergan was granted the right of first negotiation for CLGN’s technology in two future products. CLGN received $14 million in an upfront payment, is entitled to receive an additional $89 million in milestone payments and is then eligible to receive royalty payments and a fee for the manufacture and supply of rhCollagen to Allergan.

At the time we made our initial purchases of CLGN, the company’s market cap was roughly $135 million and its enterprise value was less than $100 million. CLGN has $50 million in cash and is debt-free. We believe the company still has the ability to duplicate the Allergan deal by serving different end-markets.

In June 2021, CLGN entered a co-development agreement with 3D Systems (DDD) to deliver bioprinted solutions for improved breast reconstruction treatments. According to the World Health Organization, over 2 million women were diagnosed with breast cancer globally in 2020, of which a large majority required partial or full removal of breast tissue. With CLGN’s plant-based recombinant human collagen and 3D’s bioprinting machines, the partnership can further partner with big pharma serving the breast reconstruction market.

To be clear, CLGN must receive FDA approval for rhCollagen. We believe there is a high probability of this occurring within the next 12 to 18 months. In the meantime, given growing confidence in its technology, we think that partnerships will steadily grow. RAMSX now owns roughly 6% of CLGN and is its third largest shareholder. CLGN has no sell-side coverage, something we expect to change as its visibility rises.

Investment Funnel

Our investment funnel is growing. A very interesting dynamic is taking place at RAM, stemming from recent performance and reaping the dividends of having helped out other peer investors who traffic in our space. High-quality investors in our small/micro-cap investment space are regularly bringing us ideas to consider. It’s all about building enduring, trusting relationships with exceptional people and that’s exactly what we’ve done over the years.  Sam Gerstenzang, formerly of venture firm Andressen Horowitz, said “The best way to become quickly knowledgeable is to find the right people and talk to them. There isn’t a substitute to finding the three people in the world who know best and triangulating their answers.” At day’s end, our network is a foundational asset of our business.

One final housekeeping item… we have had significant portfolio harvesting recently. As a result, we expect that we will deliver taxable short-term capital gains at the end of this calendar year (note that our fiscal year end is August 31st). The distribution will be made mid-December. As a reminder, there were no capital gain distributions for the current fiscal year. Also, of note, as of August 31, 2021, we do not believe we have significant embedded unrealized losses in the portfolio that could shelter the gains. Recent performance has been unprecedented, and we believe we prudently took gains on holdings that rapidly reached our estimated valuations. For those looking to make an investment in our Fund going forward this year, you should consult with your tax adviser to consider the potential advantages of purchasing our Fund in a tax-deferred account.

We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.

Thank you again for your trust and confidence.

Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

RCRAM0921001

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares

Performance Update (Unaudited)

For the period from August 31, 2011 through August 31, 2021
Comparison of the Change in Value of a $10,000 Investment

This graph assumes the minimum initial investment of $10,000 at August 31, 2011.  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund - Institutional Class Shares (the “Fund”) versus the Russell 2000 Value Index, the Barclays Capital U.S. Government Credit Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Capital U.S. Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns

As of	One	Five	Ten
August 31, 2021	Year	Year	Year
Institutional Class Shares	64.41%	16.97%	8.20%
Russell 2000 Value Index	59.49%	11.66%	12.14%
Barclays Capital U.S. Government
Credit Index	-0.11%	3.42%	3.45%
S&P 500 Total Return Index	31.17%	18.02%	16.34%
60% Russell 2000 Value Index and 40% Barclays
Capital U.S. Government Credit Index	40.29%	9.41%	9.37%

			(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares

Performance Update (Unaudited)

For the period from August 31, 2011 through August 31, 2021

Performance quoted in the previous graph represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred sales loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indeminification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 1, 2022.  The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.  Without the waiver, the expenses would be 1.32% per the Fund’s most recent prospectus dated January 1, 2021.  An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments

As of August 31, 2021
		Shares	Cost	Value (Note 1)

COMMON STOCKS - 71.02%

Communication Services - 9.65%
*	Allot Ltd.	500,238	$ 5,432,375	$ 8,313,956
*	comScore, Inc.	865,396	2,851,858	3,357,736
*	ErosSTX Global Corp.	1,559,055	1,816,832	1,247,244
*	Spark Networks SE	240,800	805,502	772,968
				13,691,904
Consumer Discretionary - 0.37%
*	Barnes & Noble Education, Inc.	65,006	449,048	530,449

Consumer Staples - 0.76%
*	RiceBran Technologies	1,414,923	1,440,397	1,075,341

Energy - 4.66%
*	Exterran Corp.	468,649	1,533,333	1,860,537
*	Laredo Petroleum, Inc.	87,945	4,332,732	4,751,668
				6,612,205
Financials - 3.31%
*	eHealth, Inc.	80,000	3,127,147	3,092,000
*	NI Holdings, Inc.	82,201	1,397,465	1,604,564
				4,696,564
Health Care - 20.65%
*	Aridis Pharmaceuticals, Inc.	347,517	1,786,900	1,397,018
*€	BioCardia, Inc.	1,026,794	4,123,008	3,029,042
*€	Collplant Biotechnologies Ltd.	563,030	8,079,445	9,796,722
*€	Enzo Biochem, Inc.	2,886,771	6,832,850	10,565,582
*	Streamline Health Solutions, Inc.	1,893,738	3,150,623	3,276,167
*	Venus Concept, Inc.	546,892	986,619	1,246,914
				29,311,445
Industrials - 1.23%
*€µ	FLYHT Aerospace Solutions Ltd.	2,500,000	1,500,000	1,744,094

Information Technology - 23.60%
*€	GSI Technology, Inc.	1,956,103	12,304,260	10,954,177
*	Opera Ltd.	704,515	7,171,770	7,334,001
*	Quantum Corp.	1,556,111	10,823,003	9,710,133

				(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2021
			Shares	Cost	Value (Note 1)

COMMON STOCKS - Continued
Information Technology - Continued
*€	Qumu Corp.		1,098,552	$ 2,914,604	$ 3,218,757
*µ	Sonic Foundry, Inc.		405,405	1,500,000	1,820,268
	Wayside Technology Group, Inc.		16,800	384,848	457,632
					33,494,968
Materials - 6.79%
	Dundee Precious Metals, Inc.		1,574,200	9,638,139	$ 9,641,975

	Total Common Stocks (Cost $94,382,758)				100,798,945

Private Investment Partnership - 2.47%
Financials - 2.47%
*€	EAS Investors I, LP (a)		N/A	3,508,800	3,508,800

	Total Private Investment Partnership (Cost $3,508,800)				3,508,800

WARRANT - 0.00%		Exercise	Exercise
		Price	Date	Shares
Industrials - 0.00%
*α	Sonic Foundry, Inc.	$ 5.50	7/20/2026	1	-

	Total Warrant (Cost $0)				-

U.S. TREASURY SECURITY - 1.78%			Interest
		Par	Rate	Maturity Date
†	United States Treasury Note	$ 2,500,000	1.750%	3/31/2022	2,524,414

	Total U.S. Treasury Security (Cost $2,499,231)				2,524,414

CORPORATE BOND - 0.47%			Interest
		Par	Rate	Maturity Date
Industrials - 0.47%
	ErosSTX Global Corp.	$ 835,100	6.500%	10/15/2021	660,317

	Total Corporate Bond (Cost $1,148,728)				660,317

SHORT-TERM INVESTMENT - 24.18%
	Federated Hermes Treasury Obligations Fund -			Shares
	Institutional Class Shares, 0.01% §			34,322,305	34,322,305

	Total Short-Term Investment (Cost $34,322,305)				34,322,305
					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2021
Value (Note 1)

Investments, at Value (Cost $135,861,822) - 99.92%		$ 141,814,781

Other Assets Less Liabilities - 0.08%		107,073

Net Assets - 100.00%		$ 141,921,854

(a) Security is considered illiquid. The security is fair valued under procedures approved by the Fund's Board of Trustees.
* Non-income producing investment
§ Represents 7 day effective yield
α	Security for which market quotations are not readily available. The value of such security $0, and it has been fair valued under procedures approved by the Fund's Board of Trustees.
†	All or a portion of security is segregated as collateral for options written. No options written held at FYE 8/31/21.
μ	All or a portion of the security is considered restricted. The total value is $3,564,362, or 2.51% of net assets.
€	Affiliated investment. As of 8/31/21, the Fund owns more than 5% of the outstanding shares of the company, making the security an affiliated investment.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2021

Summary of Investments
by Sector	% of Net
	Assets	Value
Common Stocks:
Communication Services	9.65%	$13,691,904
Consumer Discretionary	0.37%	530,449
Consumer Staples	0.76%	1,075,341
Energy	4.66%	6,612,205
Financials	3.31%	4,696,564
Health Care	20.65%	29,311,445
Industrials	1.23%	1,744,094
Information Technology	23.60%	33,494,968
Materials	6.79%	9,641,975
Private Investment Partnership:
Financials	2.47%	3,508,800
Warrant:
Industrials	0.00%	-
U.S. Treasury Security	1.78%	2,524,414
Corporate Bond	0.47%	660,317
Short-Term Investment	24.18%	34,322,305
Other Assets Less Liabilities	0.08%	107,073
Total Net Assets	100.00%	$141,921,854

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND
Statement of Assets and Liabilities
As of August 31, 2021
Assets:
Investments, at value (Cost $96,598,855)	$98,997,607
Investments in affiliated transactions, at value (Cost $39,262,967)	42,817,174
Deposits at Broker for Options	4,273
Receivables:
Investments sold	1,075,389
Fund shares sold	93,905
Dividends and interest	73,330
Prepaid expenses:
Registration and filing expenses	6,484
Insurance fees	1,725
Total assets	143,069,887
Liabilities:
Payables:
Investments purchased	968,067
Fund shares purchased	33,199
Accrued expenses:
Advisory fees	111,582
Professional fees	22,307
Custody fees	4,840
Administration fees	3,742
Shareholder fulfillment fees	1,849
Trustee fees and meeting expenses	1,698
Miscellaneous expenses	353
Transfer agent fees	242
Fund accounting fees	148
Security pricing fees	3
Compliance fees	3
Total liabilities	1,148,033

Net Assets	$141,921,854

Net Assets Consist of:
Paid in Beneficial Interest	$91,857,632
Distributable Earnings	50,064,222
Total Net Assets	$141,921,854

Institutional Class Shares of beneficial interest outstanding, no par value (a)	9,888,981
Net Assets	$141,921,854
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$14.35
(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations

For the fiscal year ended August 31, 2021

Investment Income:
Dividends (net of withholding tax $12,998)	$172,634
Interest	800,820

Total Investment Income	973,454

Expenses:
Advisory fees (Note 3)	1,120,570
Administration fees (Note 3)	121,952
Fund accounting fees (Note 3)	39,190
Custody fees (Note 3)	36,855
Registration and filing expenses	34,571
Professional fees	32,197
Transfer agent fees (Note 3)	21,243
Shareholder fulfillment fees	19,460
Compliance fees (Note 3)	11,989
Trustee fees and meeting expenses (Note 4)	9,772
Insurance fees	4,350
Miscellaneous expenses	4,203
Security pricing fees	3,652

Total Expenses	1,460,004

Net Investment Loss	$(486,550)

Realized and Unrealized Gain (Loss):

Net realized gain from investments	$49,367,115
Net realized gain from affiliated investments	1,525,159
Net realized loss on foreign currency	(377)
Total realized gains	50,891,897

Net change in unrealized appreciation on investments	1,273,000
Net change in unrealized appreciation on affiliated investments	4,174,911
Total net unrealized appreciation	5,447,911

Net Realized and Unrealized Gain	56,339,808

Net Increase in Net Assets Resulting from Operations	$55,853,258

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the fiscal years ended August 31,			2021	2020

Operations:
Net investment income (loss)			$(486,550)	$412,707
Net realized gain (loss) from investments and
options written			49,367,115	(5,547,552)
Net realized gain from affiliated investments			1,525,159	-
Net realized loss on foreign currency			(377)	-
Net change in unrealized appreciation (depreciation)
on investments and options written			1,273,000	9,738,222
Net change in unrealized appreciation on affiliated
investments			4,174,911	-
Net Increase in Net Assets Resulting from
Operations			55,853,258	4,603,377

Distributions to Shareholders:
Institutional Class Shares			(23,660)	(8,332,994)

Decrease in Net Assets Resulting from Distributions			(23,660)	(8,332,994)

Beneficial Interest Transactions:
Shares sold			18,489,465	14,035,774
Redemption fee			8,879	-
Reinvested dividends and distributions			17,784	6,577,282
Shares repurchased			(19,226,936)	(9,433,244)

Increase (Decrease) in Net Assets from
Beneficial Interest Transactions			(710,808)	11,179,812

Net Increase in Net Assets			55,118,790	7,450,195

Net Assets:
Beginning of Year			86,803,064	79,352,869
End of Year			$141,921,854	$86,803,064
	August 31,		August 31,
Share Information:	2021		2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,461,859	$18,489,465	1,698,116	$14,035,774
Redemption fee	-	8,879	-	-
Reinvested dividends
and distributions	1,645	17,784	721,082	6,577,282
Shares repurchased	(1,512,637)	(19,226,936)	(1,152,132)	(9,433,244)
Net Increase (Decrease) in
Shares of Beneficial Interest	(49,133)	$(710,808)	1,267,066	$11,179,812

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding during	August 31,
each of the fiscal years ended	2021		2020	2019		2018		2017

Net Asset Value,
Beginning of Year	$8.73		$9.15	$10.03		$9.07		$7.68

Income (Loss) from Investment
Operations:
Net investment income (loss) (b)	(0.05)		0.04	0.07		0.14		0.01
Net realized and unrealized
gain (loss) on investments	5.67		0.48	(0.43)		0.82		1.39
Total from Investment Operations	5.62		0.52	(0.36)		0.96		1.40

Less Distributions:
From net investment income	(0.00)	(a)	(0.19)	(0.17)		(0.00)	(a)	-
From realized gains	-		(0.75)	(0.35)		-		-
From return of capital	-		-	-		-		(0.01)
Total Distributions	(0.00)	(a)	(0.94)	(0.52)		(0.00)	(a)	(0.01)

Redemption Fees	0.00	(a)	-	0.00	(a)	-		0.00	(a)
Total Redemption Fees	0.00	(a)	-	0.00	(a)	-		0.00	(a)

Net Asset Value, End of Year	$14.35		$8.73	$9.15		$10.03		$9.07

Total Return	64.41%		5.35%	(3.12)%		10.63%		18.28%

Net Assets, End of Year
(in thousands)	$141,922		$86,803	$79,353		$75,917		$64,624

Ratios of:
Interest Expense to Average Net Assets	-		-	-		0.00%	(e)	0.01%
Gross Expenses to Average Net Assets (c)	1.20%		1.28%	1.30%		1.29%		1.34%
Net Expenses to Average Net Assets (c)	1.20%		1.23%	1.23%		1.23%	(d)	1.24%	(d)
Net Investment Income (Loss) to Average
Net Assets	(0.40)%		0.51%	0.67%		1.52%		0.10%
Portfolio turnover rate	171.08%		162.86%	79.74%		62.59%		111.52%

(a)	Actual amount is less than $0.01 per share.
(b)	Calculated using the average shares method.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Includes interest expense.
(e) Less than 0.01% of net assets.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy.  The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents). The Fund may invest in these securities directly or indirectly through investments in other investment companies.

The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares.  Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.

Investment Valuation
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
•
Securities that are listed on a securities exchange are valued at the last quoted sales price provided by a third-party pricing service at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.
•	Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.
•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs as of August 31, 2021 for the Fund’s assets measured at fair value:

Investments in Securities	Total	Level 1	Level 2	Level 3 (a)
Assets
Common Stocks*	$100,798,945	$100,798,945	$-	$-
Private Investment Partnership*	3,508,800	-	3,508,800	-
Warrant*	0	-	0	-
U.S. Treasury Security	2,524,414	-	2,524,414	-
Corporate Bond*	660,317	-	660,317	-
Short-Term Investment	34,322,305	34,322,305	-	-
Total Assets	$141,814,781	$135,121,250	$6,693,531	$-

*Please refer to Schedule of Investments for breakdown by Industry.
(a) The Fund had no Level 3 securities during the fiscal year ended August 31, 2021.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
The following table represents investments in affiliates during the fiscal year ended August 31, 2021:

Security Name	Share Balance at Beginning of year	Purchases (Shares)	Sales (Shares)	Share Balance at 8/31/2021	Realized Gain/Loss	Dividend/ Interest Income	Change in Unrealized Gain (Loss)	Fair Value at 8/31/2021
BioCardia, Inc.	333,000*	1,324,341	630,547	1,026,794	$1,525,159	$ -	$(1,177,217)	$3,029,042
Collplant Biotechnologies Ltd.	-	563,030	-	563,030	$ -	$ -	$1,717,277	$9,796,722
EAS Investors I, LP	-	N/A	-	N/A	$ -	$ -	$ -	$3,508,800
Enzo Biochem, Inc.	1,979,509*	907,262	-	2,886,771	$ -	$ -	$4,266,049	$10,565,582
FLYHT Aerospace Solutions Ltd.	-	2,500,000	-	2,500,000	$ -	$ -	$244,094	$1,744,094
GSI Technology, Inc.	755,399*	1,200,704	-	1,956,103	$ -	$ -	$(1,179,446)	$10,954,177
Qumu Corp.	-	1,098,552	-	1,098,552	$ -	$ -	$304,154	$3,218,757
TOTAL	3,067,908*	7,593,889	630,547	10,031,250	$1,525,159	$ -	$4,174,911	$42,817,174
*Beginning shares as of the prior fiscal year ended August 31, 2020 were not considered affiliated investments of the Fund.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Risk Considerations

Opportunistic Investment Strategy Risk. There are risks associated with the Fund’s opportunistic investment strategy. The Fund is expected to be disciplined with its opportunistic investing, particularly with respect to the price it is willing to pay for the securities in which it is considering investing, and, as a result, may miss out on opportunities that have a reasonable risk/reward trade off. In addition, in periods of overall rising market levels (whether those rises are the result of speculative bubbles or the confirmation of underlying fundamentals), the Fund may not fully participate in market gains when it is heavily invested in Cash and Cash Equivalents. In such periods, mutual funds that are fully invested in equity securities will likely provide superior returns.

Non-diversified Fund Risk. The Fund is a non-diversified fund. In general, a non-diversified fund will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issuer will cause a greater loss for the fund than it would if the fund were required to hold a larger number of securities or smaller positions. A non-diversified fund may also have a more volatile NAV per share than diversified mutual funds. The Fund will limit investments in a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
COVID-19 Risk. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings. The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors. The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
3.	Transactions with Affiliates and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal year ended August 31, 2021, $1,120,570 in advisory fees were incurred by the Fund.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund. The current term of the Expense Limitation Agreement remains in effect until January 1, 2022.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of August 31, 2021, the Administrator received $4,203 in miscellaneous expenses.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
A breakdown of the fees is provided in the following table:

Administration Fees*	Custody Fees*			Fund Accounting Fees (base fee)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
On the first $49 million	0.100%	First $200 million	0.020%	$2,250/month	0.01%	$150 per state
On the next $250 million	0.090%	Over $200 million	0.009%
On the next $100 million	0.080%
On the next $300 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
On the next $500 million	0.060%
On the next $750 million	0.050%
On the next $1 billion	0.040%
On the next $2 billion	0.030%
On all assets over $99 billion	0.035%
The Fund incurred $121,952 in administration fees, $36,855 in custody fees, and $39,190 in fund accounting fees for the fiscal year ended August 31, 2021.

Compliance Services
For the fiscal year ended August 31, 2021, The Nottingham Company, Inc. provided services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid the Transfer Agent $21,243 in transfer agent fees during the fiscal year ended August 31, 2021.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

For the period from September 1, 2020 through December 31, 2020, the Distributor was entitled to receive $5,000 per year paid in monthly installments for services provided and expenses assumed.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
As of January 1, 2021, the Distributor receives $6,500 per year paid in monthly installments for services provided and expenses assumed.

4.   Trustees and Officers

The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”) receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

5.   Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$139,967,617	$151,820,898
For the fiscal year ended August 31, 2021, there were no long-term purchases or sales of U.S. government securities.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2021:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
A10 Networks, Inc.	$2,783,478	$3,388,066	21.72%	$ 604,588
Acacia Research Corp.	3,444,996	5,167,075	49.99%	1,722,079
Allot Ltd.	3,797,582	6,059,716	59.57%	2,262,134
Amtech Systems, Inc.	1,990,312	3,971,339	99.53%	1,981,027
Amyris, Inc.	3,953,178	5,938,427	50.22%	1,985,249
Barnes & Noble Education, Inc.	4,465,047	11,385,524	154.99%	6,920,477
Biocardia, Inc.	1,913,315	3,438,474	79.71%	1,525,159
Capitala Finance Co.	2,289,137	2,750,565	20.16%	461,428
Comscore, Inc.	7,641,346	10,420,521	36.37%	2,779,175
Criteo S.A.	2,116,498	2,997,874	41.64%	881,376
CSI Compressco LP	2,957,486	3,549,793	20.03%	592,307
Dundee Corp. – Class A	7,236,072	6,739,151	(6.87)%	(496,921)
ErosStx Global Corp.	3,597,879	1,224,599	(65.96)%	(2,373,280)
Flotek Industries	2,067,397	1,966,908	(4.86)%	(100,489)
Houston Wire & Cable	1,232,892	526,740	(57.28)%	(706,152)
IP Group PLC	3,401,900	3,661,053	7.62%	259,153
Leaf Group Ltd.	3,171,629	4,605,257	45.20%	1,433,628
Magnite, Inc.	9,152,179	12,207,993	33.39%	3,055,814
Marchex, Inc.	6,337,302	7,547,434	19.10%	1,210,132
Medley Capital Corp.	978,935	1,071,339	9.44%	92,404
Park City Group, Inc.	290,672	300,432	3.36%	9,760
Portman Ridge Financial Co.	667,542	746,357	11.81%	78,815
QEP Resources, Inc.	1,193,895	1,268,441	6.24%	74,546
Quantum Corp.	3,123,962	3,606,592	15.45%	482,630
Ricebran Technologies	2,438,878	5,579,934	128.79%	3,141,056
SandRidge Energy, Inc.	1,093,405	316,523	(71.05)%	(776,882)
SeaChange International, Inc.	452,335	806,567	78.31%	354,232
Sierra Wireless, Inc.	7,284,169	9,716,175	33.39%	2,432,006

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) (% of Cost)	Realized Gain (Loss)($)
Streamline Health Solutions, Inc.	$1,854,218	$3,891,575	109.88%	$2,037,357
Synalloy Corp.	161,176	219,628	36.27%	58,452
Tetra Technologies	6,173,277	24,497,653	296.83%	18,324,376
Venus Concept, Inc.	600,827	764,615	27.26%	163,788
Wayside Technology Group, Inc.	1,065,709	1,488,559	39.68%	422,850

Net Realized Gain (a)				$50,892,274
(a) Net realized gain differs from total realized gains on the Statement of Operations due to realized loss on foreign currency totaling $(377).

6.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2018 through August 31, 2021 and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Distributions during the fiscal year or period ended indicated below were characterized for tax purposes as follows:

Fiscal Years Ended	Distributions from Ordinary Income	Distributions from Long- Term Capital Gains
August 31, 2021	$ 23,660	$ -
August 31, 2020	3,640,995	4,691,999

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
At August 31, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 136,959,375

Gross Unrealized Appreciation	10,292,942
Gross Unrealized Depreciation	(5,437,536)
Net Unrealized Appreciation	4,855,406

Accumulated Realized Gains – Short-Term	45,208,816
Distributable Earnings	$ 50,064,222

The difference between book basis and tax basis is attributable to wash sale deferrals.

7.   Beneficial Ownership

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of August 31, 2021, Charles Schwab held 35.24% of the Fund, and National Financial Solutions, Inc. held 39.41% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab or National Financial Solutions, Inc. are also owned beneficially.

8.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

As of August 31, 2021
9.   Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Roumell Opportunistic Value Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Roumell Opportunistic Value Fund, a series of shares of beneficial interest in Starboard Investment Trust (the “Fund”), including the schedule of investments, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers, transfer agents, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
October 28, 2021

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

The following information is provided for the Fund’s fiscal year ended August 31, 2021.

During the fiscal year, the Fund paid $23,660 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2021 through August 31, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

Institutional Class Shares	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,066.10	$6.41

	$1,000.00	$1,019.00	$6.26
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 184/365 (to reflect the one-half year period).

5.	Approval of Investment Advisory Agreement

In connection with the regular Board meeting held on September 10, 2020, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement"). The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.

In deciding on whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered numerous factors, including:

(i)	Nature, Extent, and Quality of Services. The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives, policies and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees evaluated: the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance program; and the financial condition of the Advisor.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, compliance program, and Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Lipper peer group average).  The Trustees noted that the Fund’s year to date performance and its 3 year performance as of June 30, 2020 had outperformed its peer group and Lipper category average although the Fund had underperformed both the peer group and the category averages for the 1 year, 5 year, and since inception periods.  The Trustees further noted that negative performance over longer periods was attributable to performance years back.  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective, policies and limitations. After reviewing the investment performance of the Fund, the Advisor’s experience managing the Fund, the Advisor’s historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)	Fees and Expenses. The Trustees first noted the management fee for the Fund under the Investment Advisory Agreement. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee and expense ratio were higher than the peer group and category averages. The Trustees considered the Advisor’s unique research and investment process in evaluating the reasonableness of its management fee, and the Trustees noted that the Advisor had explained that the Fund’s net expense ratio was higher than the peer group averages due to the small size of the Fund compared to its peers. The Advisor noted that as the Fund’s assets under management grow, the net expense ratio may decline.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(iv)
Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its management of the Fund over the past twelve months.  The Board noted that the Advisor did not realize a profit and had a small loss for the prior twelve months of operations.  The Board considered the quality of the Advisor’s service to the Fund, and after further discussion, concluded that the Advisor’s level of profitability was not excessive.

(v)	Economies of Scale. In this regard, the Trustees reviewed the Fund’s operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund’s fee arrangements for breakpoints or other provisions that would allow the Fund’s shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund’s asset levels. The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that renewal of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863. The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $9,467 during the fiscal year ended August 31, 2021 from the Fund for their services to the Fund and Trust.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. (06/1953)	Chairman and Independent Trustee	Trustee since 7/09, Chair since 5/12	Retired Executive/Private Investor	12
Independent Trustee of the Brown Capital Management Mutual Funds for all its series from 2011 to present, Centaur Mutual Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2016 to present (all registered investment companies). Member of Board of Directors of Communities in Schools of N.C. from 2001 to present. Member of Board of Directors of Investors Title Company from 2010 to present. Member of Board of Directors of AAA Carolinas from 2011 to present. Previously, Independent Trustee of the Hillman Capital Management Trust from 2009 to 2021. Previously, Independent Trustee of the Leeward Investment Trust from 2018 to 2020. Previously, member of Board of Directors of M&F Bancorp Mechanics & Farmers Bank from 2009 to 2019. Previously, member of Board of Visitors of North Carolina Central University School of Business from 1990 to 2016. Previously, Board of Directors of NC Mutual Life Insurance Company from 2004 to 2016. Previously, President and CEO of North Carolina Mutual Life Insurance Company from 2003 to 2015.

Theo H. Pitt, Jr. (04/1936)	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999.	12
Independent Trustee of World Funds Trust for all its series from 2013 to present, Chesapeake Investment Trust for all its series from 2002 to present, and Hillman Capital Management Investment Trust for all its series from 2000 to present (all registered investment companies). Senior Partner of Community Financial Institutions Consulting from 1997 to present. Previously, Partner at Pikar Properties from 2001 to 2017. Previously, Independent Trustee of the Leeward Investment Trust from 2011 to 2021.

Michael G. Mosley (01/1953)	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	12	None.
J. Buckley Strandberg (03/1960)	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	12	None.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Katherine M. Honey (09/1973)	President and Principal Executive Officer	Since 05/15	President of The Nottingham Company since 2018. EVP of The Nottingham Company from 2008 to 2018.
Ashley H. Lanham (03/1984)	Treasurer, Assistant Secretary, Principal Accounting Officer and Principal Financial Officer	Since 05/15	Director of Fund Administration, The Nottingham Company since 2008.
Tracie A. Coop (12/1976)	Secretary	Since 12/19
General Counsel, The Nottingham Company since 2019. Formerly, Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019. Formerly, General Counsel for Santander Asset Management USA, LLC from 2013 to 2015.

Matthew Baskir (07/1979)	Chief Compliance Officer	Since 04/20
Compliance Director, The Nottingham Company, Inc., since 2020. Formerly, Consultant at National Regulatory Services from 2019 to 2020. Formerly, Counsel at Financial Industry Regulatory Authority (FINRA), Member Supervision from 2016-2019. Formerly Counsel at FINRA, Market Regulation Enforcement from 2014 – 2016.

7.	Liquidity Risk Management Program

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Fund has adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2019. The Program is intended to provide a framework for: (1) assessing and managing the Fund’s liquidity risk (i.e., the risk that the Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of the Fund’s investments, (3) determining the Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with the Fund’s illiquid investment limit, and (5) reporting to the Fund’s Board of Trustees. The Board of Trustees designated the individuals serving as the Advisor’s liquidity program administrator to serve as the Trust’s program administrator (the “Trust Program Administrator”) to administer the Program. The Trust Program Administrator established a governance committee to assist the Trust Program Administrator in administering the Program.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

As of August 31, 2021

Under the Program, the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Fund’s Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2019 through November 30, 2020.  During the period, there were no liquidity events that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining investors’ interests. The report concluded that the Program remains reasonably designed to assess and manage the Fund’s liquidity risk, and that during the period the Program was implemented effectively.

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 700
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.	CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	During the period covered by this report, there have been no substantive amendments to the provisions of the Code of Ethics.
(d)	During the period covered by this report, the registrant did not grant any waivers to the provisions of the Code of Ethics.
(f)(1)	A copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 13(a)(1).
Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that there is at least one member who qualifies as an audit committee financial expert, as that term is defined under Item 3(b) of Form N-CSR, serving on its audit committee.
As of the date of this report, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr.  Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.
Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the Roumell Opportunistic Value Fund (the “Fund”), a series of the Trust, for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s independent accountant, BBD, LLP (“Accountant”), for the audit of the Fund’s financial statements or services that are normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings or engagements for those fiscal years.

Fund	August 31, 2020	August 31. 2021
Roumell Opportunistic Value Fund	$11,000	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2020 and August 31, 2021 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	August 31, 2020	August 31, 2021
Roumell Opportunistic Value Fund	$3,000	$3,000

(a)
All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2020 and August 31, 2021 for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the Fund for services rendered for the fiscal years ended August 31, 2020 and August 31, 2021 were $2,000 and $3,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the Fund’s investment adviser, or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESMENT COMPANIES.
Not applicable.

Item 13.	EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date: November 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer

Date: November 8, 2021

By:	/s/ Ashley H. Lanham
Ashley H. Lanham Treasurer, Principal Accounting Officer, and Principal Financial Officer

Date: November 9, 2021